Exhibit 32.1


 CERTIFICATION    OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002 (18 USC 1350)

I, Marcus Segal, the Chief Executive Officer, President and Chief Financial Officer of Stargold Mines, Inc., do hereby certify that the Annual Report of Stargold Mines, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 2, 2007                       /s/ Marcus Segal
                                          ----------------
                                          Marcus Segal
                                          Chief Executive Officer, President
                                          and Chief Financial Officer
                                          (Principal Executive and
                                           Financial Officer)